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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 9, 2001



                               GENSYM CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-27696                   04-2932756
------------------------------  ----------------------  ------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Numbers)           Identification No.)


52 SECOND AVENUE, BURLINGTON, MASSACHUSETTS                   01803
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (781) 265-7100
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS.

   As reported in its Current Report on Form 8-K filed on November 21, 2001, on November 9, 2001, Gensym Corporation (the "Company") completed the sale of its NetCure(TM) product line to Rocket Software, Inc. The terms and conditions of the sale are described in the Company's Current Report on Form 8-K filed on November 21, 2001.

   This Amendment No. 1 to the Current Report on Form 8-K of the Company is being filed by the Company to amend the Current Report on Form 8-K dated November 9, 2001 and filed with the Securities and Exchange Commission on November 21, 2001. This Amendment No. 1 to the Current Report on Form 8-K includes additional disclosure to indicate that the pro forma financial information required by Item 7(b) will be filed by amendment to this Form 8-K not later than 60 days after the initial report was due.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  Pro Forma Financial Information.

     The pro forma financial information relating to the sale of the Company's NetCure product line will be filed by amendment to this Form 8-K not later than 60 days after the date the initial report relating thereto was due.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

       10.1* Asset Purchase Agreement, dated November 9, 2001, between Gensym Corporation and Rocket Software, Inc.

       99.1* Press release issued by Gensym Corporation on November 9, 2001, announcing the completion of the sale of the Company's NetCure product line.

____________________

* Previously filed.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 26, 2001        GENSYM CORPORATION



                                By: /s/ Jeffrey A. Weber
                                    --------------------
                                Name:  Jeffrey A. Weber
                                Title:  Chief Financial Officer



                                EXHIBIT INDEX


 Exhibit No.    Description
 -----------    -----------

   10.1* Asset Purchase Agreement, dated November 9, 2001, between Gensym Corporation and Rocket Software, Inc.

   99.1* Press release issued by Gensym Corporation on November 9, 2001, announcing the completion of the sale of the Company's
                NetCure product line.

____________________

* Previously filed.

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